===============================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 2004
                                                          --------------


                             GLOBAL INDUSTRIES, LTD.
             (Exact name of registrant as specified in its charter)


           LOUISIANA                       2-56600              72-1212563
  (State or other jurisdiction        (Commission File       (I.R.S. Employer
of incorporation or organization)          Number)          Identification No.)


            8000 GLOBAL DRIVE
               P.O. BOX 442
            CARLYSS, LOUISIANA                                  70664-0442
 (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (337) 583-5000



===============================================================================

ITEM 5.  OTHER EVENTS

         Global Industries, Ltd. ("Global") entered into an underwriting agreement with Credit Lyonnais Securities (USA) Inc. and Johnson Rice & Company, L.L.C. on March 24, 2004 in connection with the offer and sale by Global of 9,525,000 shares of its common stock.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (B)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (C)      EXHIBITS.

                   1.1 Underwriting Agreement dated March 24, 2004 by and among Global Industries, Ltd., Credit
                           Lyonnais Securities (USA) Inc. and Johnson Rice & Company, L.L.C.

                   5.1     Opinion of Vinson & Elkins L.L.P.

                  23.1     Consent of Vinson & Elkins L.L.P. (included in
                           Exhibit 5.1 hereto)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GLOBAL INDUSTRIES, LTD.


                                       By:  /s/ TIMOTHY W. MICIOTTO
                                            -----------------------------------
                                            Timothy W. Miciotto
                                            Senior Vice President and
                                            Chief Financial Officer

Dated:  March 25, 2004

                                  EXHIBIT INDEX



EXHIBIT NUMBER                          EXHIBIT DESCRIPTION
--------------                          -------------------

    1.1 Underwriting Agreement dated March 24, 2004 by and among Global Industries, Ltd., Credit Lyonnais Securities (USA) Inc. and Johnson Rice & Company, L.L.C.

    5.1            Opinion of Vinson & Elkins L.L.P.

    23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)